SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


             NEW YORK                                    1-4482
      (State or Other Jurisdiction                    (Commission File
           of Incorporation)                              Number)

                       50 MARCUS DRIVE, MELVILLE, NEW YORK
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

     On May 28, 2003, the Registrant issued a press release announcing the corporation's continuing efforts to improve operating efficiencies. A copy of the press release is attached hereto as an Exhibit (99.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARROW ELECTRONICS, INC.


                                        By:  /s/Peter S. Brown
                                             ---------------------
                                             Name:  Peter S. Brown
                                             Title: Senior Vice President


                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit        Description
-------        -----------

99.1        Press release issued by Arrow Electronics, Inc., dated
            May 28, 2003, announcing the corporation's continuing efforts to improve operating efficiencies.